Exhibit 1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the attached Statement on Schedule 13D relating to the Ordinary Shares, NIS 1.00 nominal par value per share of Formula Systems (1985) Ltd. is filed on behalf of each of them.


         Date: September 26, 2006



                                       MENORAH HOLDINGS LTD.

                                       By: /s/Ari Kalman  /s/Yoni Tal
                                           --------------------------
                                       Name: Ari Kalman, Yoni Tal
                                       Title:   C.E.O, C.I.O

                                       MENORAH INSURANCE COMPANY LTD.

                                       By:  /s/Ari Kalman  /s/Yoni Tal
                                           ---------------------------
                                       Name: Ari Kalman, Yoni Tal
                                       Title:   C.E.O, C.I.O

                                       MIVTACHIM PENSION FUNDS LTD.

                                       By: /s/ Oren El-On   /s/Rami Armon
                                           ------------------------------
                                       Name: Oren El-On, Rami Armon
                                       Title:   C.E.O, C.I.O

                                       MENORAH FINANCE LTD.

                                       By: /s/ Yehuda Ben Assayag  /s/Yoni Tal
                                           -----------------------------------
                                       Name: Yehuda Ben Assayag, Yoni Tal
                                       Title:   C.E.O, Director

                                       MENORAH MIVTACHIM PROVIDENT FUNDS LTD.

                                       By: /s/ Hagit Levin /s/Yehuda Ben Assayag
                                           -------------------------------------
                                       Name:  Hagit Levin, Yehuda Ben Assayag
                                       Title:    C.E.O, Director

                                       MENORAH MIVTACHIM MUTUAL FUNDS LTD.

                                       By: /s/Ronen Avigdor/s/Yehuda Ben Assayag
                                           -------------------------------------
                                       Name: Ronen Avigdor, Yehuda Ben Assayag
                                       Title:   C.E.O, Director




                                            19